SCHEDULE 14A
               Information Required in Proxy Statement
Reg. Sec.240.14a.101.

                      SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                         (Amendment No.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


                        OCG Technology, Inc.
           ----------------------------------------------
          (Name of Registrant as Specified In Its Charter)


   ---------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

     1)	Title of each class of securities to which transaction applies:


    	2)	Aggregate number of securities to which transaction applies:


    	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    	4)	Proposed maximum aggregate value of transaction:

    	5)	Total fee paid:

[X]  Fee Paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    	1) Amount Previously Paid: $125.00
        ..................................................................

	    2) Form, Schedule or Registration No.: Preliminary Proxy Statement
        ..................................................................

     3) Filing Party: Registrant
 	      ..................................................................

    	4) Date Filed:  June 13, 1995
	       ..................................................................


                         OCG TECHNOLOGY, INC.
               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held May 1, 1996

To the Stockholders:

     Notice is hereby given that the Annual Meeting of the Stockholders of OCG Technology, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn Coliseum Hotel & Conference Center, 1815-W Mercury, Hampton, VA 23606 on Wednesday, May 1, 1996, at 10:00 A.M. Local Time for the following purposes:

     1.     To elect four Directors.

     2. To amend its Certificate of Incorporation to increase the number of its authorized shares of Common Stock ($.01 par value) from 25,000,000 shares to 50,000,000 shares.

     3. To ratify the appointment of Dalessio, Millner & Leben as auditors for the current fiscal year.

     4. To transact such other business as may properly come before the Annual Meeting.

     Pursuant to law and the By-laws of the Company, in lieu of closing its transfer books, the Board of Directors has fixed the close of business on March 8, 1996, as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote their shares at, the Annual Meeting and any adjournment thereof.

     It is desired that as many Stockholders as practicable be represented at the meeting. Consequently, whether or not you plan to attend the meeting, Stockholders are requested by management to fill out, sign, and date and return the form of proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible.

     YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                                          By order of the Board of Directors


                                          Jeffrey P. Nelson, Secretary
Dated: March 12, 1996
       New York, New York

                        OCG TECHNOLOGY, INC.

                          PROXY STATEMENT

                                for

                   ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held May 1, 1996



     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders of OCG Technology, Inc. (the "Company" or "OCG") to be held on Wednesday, May 1, 1996 at
10:00 A.M., local time, at the Holiday Inn Coliseum Hotel & Conference
Center, 1815-W Mercury, Hampton, VA 23606, or any adjournment thereof. The solicitation of Proxies in the enclosed form is made on behalf of the Board of Directors of the Company. This Proxy Statement and accompanying form of Proxy are first being mailed to stockholders on or about March 12, 1996.

     Stockholders are requested to date, sign, and return the enclosed Proxy, as soon as possible, in the enclosed envelope, (which requires no postage if mailed in the United States), which will be voted FOR each of the proposals set forth herein, unless a contrary intent appears. A stockholder signing and returning a Proxy in the enclosed form has the power to revoke it by written notice received by the Secretary of the Company at any time before the exercise thereof, by submitting a subsequent Proxy or by attending the meeting and voting in person.

     Expenses of soliciting Proxies will be borne by the Company.
Solicitation will be by mail except for any incidental solicitation by telephone, telegram and personal calls by directors, officers and other employees of the Company which will not involve furnishing additional written materials than those supplied herewith. The Company will also reimburse brokers and certain other persons for their charges and expenses in forwarding Proxy material.

     As of March 8, 1996, the record date for the determination of stockholders entitled to notice of, and to vote their shares at, the Annual Meeting and any adjournment thereof (the "Record Date"), the following shares of voting securities of the Company were outstanding: 21,460,759 shares of common stock, par value $.01 per share ("Common Stock"); 100,000 shares of Series B preferred stock, par value $.10 per share ("Series B Preferred"); and 100,000 shares of Series E preferred stock, par value $.10 per share ("Series E Preferred").

     Each share of Common Stock, the Series B Preferred and the Series E Preferred (collectively the "Company's Stock"), entitles the Record Date holder thereof to one vote in person or by Proxy. The presence of a majority of the combined outstanding shares of the Company's Stock, represented in person or by Proxy at the meeting, will constitute a quorum. Approval of each proposal will require the affirmative vote of the holders of at least a majority of the issued and outstanding shares of the Company's Stock, except for the election of directors, which will be decided by a plurality vote of the Company's Stock. Shares for which proxies are marked "abstain" will be treated as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters, will be treated as present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker ("broker non-votes"). On each matter, abstentions and broker non-votes will be disregarded, which will have the effect of reducing the total number of shares from which any required majority is calculated.

     An Annual Report on Form 10-KSB, as amended, for the fiscal year ended June 30, 1995, containing financial and other information, accompanies this Proxy Statement.

                 DOCUMENTS INCORPORATED BY REFERENCE

     The following documents heretofore filed by the Company with the Securities and Exchange Commission are incorporated in this Proxy Statement by reference:

     1. An Annual Report on Form 10-KSB, as amended, for the fiscal year ended June 30, 1995.

     2. The Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1995.

     3. The Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1995.

     All documents and reports filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Proxy Statement and prior to the date of the Annual Stockholders' Meeting shall be deemed to be incorporated by reference into this Proxy Statement and shall be deemed to be a part hereof from the respective date of filing of each such document or report. Any statement contained in a document or report incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement.
Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF ANY AND ALL OF THE INFORMATION THAT HAS BEEN INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (NOT INCLUDING EXHIBITS TO THE INFORMATION THAT IS INCORPORATED BY REFERENCE UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO THE INFORMATION THAT THE PROXY STATEMENT INCORPORATES). THIS INCLUDES INFORMATION CONTAINED IN DOCUMENTS FILED SUBSEQUENTLY TO THE DATE ON WHICH DEFINITIVE COPIES OF THE PROXY STATEMENT ARE SENT OR GIVEN TO SECURITY HOLDERS, UP TO THE DATE OF RESPONDING TO THE REQUEST. SUCH REQUESTS SHOULD BE ADDRESSED TO EDWARD C. LEVINE, PRESIDENT, OCG TECHNOLOGY, INC.,
450 WEST 31ST STREET, NEW YORK, NEW YORK 10001. TELEPHONE: (212) 967-3079. IN ORDER TO ENSURE DELIVERY OF THE DOCUMENTS PRIOR TO THE ANNUAL STOCKHOLDERS' MEETING, REQUESTS SHOULD BE RECEIVED BY APRIL 22, 1996.

                   PROPOSAL ONE:  ELECTION OF DIRECTORS

     The four persons, named below, have been nominated to serve as Directors of the Company until the next Annual Stockholders' Meeting, or until their successors are duly elected and qualify (the "Nominees"). It is the intention of those named on the enclosed form of Proxy, in all those instances where the Proxies indicate a vote in favor of the Nominees (or have no designated choices for directors), to vote all duly executed Proxies, unless authority is previously withdrawn, for the four Nominees. All four Nominees are currently serving as Directors. If, at the time of the Annual Meeting, any of the Nominees is not available to serve as a Director, the Proxies may be voted for a substitute Nominee designated by the Board of Directors ("the Board"). The Company does not have a standing Nominating Committee. Nominations for Board members are considered by the full Board.

                            Nominees

     The four Nominees of management to serve as Directors of the Company, and further information concerning such Nominees, including other offices held and past business experience, are as follows:
Name			              Age		   Position(s)	                Director Since
Erich W. Augustin	   61		   Treasurer/Chief		                1995
		                          Financial Officer

Edward C. Levine	    68		   President/Chairman	              1973

Jeffrey P. Nelson	   51		   Secretary	                       1991

Jarema S. Rakoczy	   52		   Vice President 		                1987

     Erich W. Augustin became a Director on September 19, 1995. From August 1991 through January 1995, at which time he retired, Mr. Augustin served as Senior Vice President and Chief Financial Officer of the Chase Manhattan Bank of Connecticut, N.A., with responsibility for all Treasury functions and financial activities, including accounting, audit, budget, planning, regulatory reporting and taxes. From January 1995 to June 30, 1995, Mr. Augustin served as a consultant to the same institution. Mr. Augustin served as Vice Presiedent and Director of Financial Accounting & Reporting of the Chase Manhattan Corporation and the Chase Manhattan Bank, N.A. from May 1976 through August 1991, responsible for worldwide financial accounting and reporting for Senior Management, Shareholders and Regulatory Agencies.

     Edward C. Levine has been a Director of the Company since 1973 and has been its President and Chairman of the Board since 1976. Mr. Levine is a member of the Bar of the State of New York.

     Jeffrey P. Nelson, has been a Director of the Company since November 1991 and has been its Secretary since June 1992. Mr. Nelson served as a Vice President, Asset Based Finance Division, of Marine Midland Bank, NA from December 1986 through 1990. Mr. Nelson was self-employed as a real estate financing consultant from January 1991 through November 1991.

     Jarema S. Rakoczy, has been a Director of the Company since August 1987, and has been a Vice President since March 1985. He has been with the Company since January, 1983. Mr. Rakoczy has been self-employed as a sales and marketing consultant since May of 1989. Mr. Rakoczy devotes all of his professional time to the Company's affairs. Mr. Rakoczy served as Eastern Manager at Hittman Medical Systems from September 1980 to December 1982; as Regional Sales Manager at American Optical Medical Division from February 1976 to September 1980; and as Vice President at Pratt Electronics from June 1968 to November 1974.

     The affirmative vote of the holders of a plurality of the Company's Stock, who are present in person or represented by Proxy and are entitled to vote at the Annual Meeting, is required for the adoption of Proposal One.

     The Board recommends a vote FOR this proposal.

Meetings and Committees of the Board

     The Board met eight times during the fiscal year ended June 30, 1995. Each Director attended at least 75% of those meetings.

     The Board does not have any standing audit, nominating or compensation committees, or committees performing similar functions.

Compensation of Directors

     There are no standard or other arrangements for compensating Directors. Directors currently serve without compensation.

Compensation of Officers

     The following table presents certain specific information regarding the compensation of the Chairman and President of the Company. The Chairman and President of the Company received no salary or bonus in the last three years other than the compensation set forth in the following table. No Officer of the Company had a total salary, bonus or other compensation exceeding $100,000.

                    Summary Compensation Table (Fiscal 1995)

                             Fiscal Year Ended    Long-term Compensation
Name & Principal Position         June 30       Securities Underlying Options
         (a)                        (b)                  (g)
Edward C. Levine,                  1995                 60,000  (1)
   President and Chief             1995                250,000  (2)
    Executive Officer              1994                180,000
                                   1993                150,000

_______________
Notes:	(1) These warrants were issued in 1990.  In 1995, the exercise price of these warrants was reduced by the Company from $1.00 per share to $.50 per share.
	      (2) No shares of the Company's Common Stock have been reserved for the issue of the shares underlying these warrants. The exercise of these warrants is contingent upon the approval by the stockholders of the increase of the Company's authorized shares of Common Stock, par value $.01 per share, from twenty-five million shares to fifty million shares. See "Certain Transactions".

                     Option Grants in Last Fiscal Year

                                     %of Total Options/
               Number of Securities  SARs Granted to    Exercise or
               Underlying Options/   Employees in       Base Price  Expiration
    Name          SARs Granted       Fiscal Year        ($/Share)     Date
     (a)              (b)                (c)                (d)        (e)
Edward C. Levine    60,000 (1)          9.8               $.50      1/03/97
                   250,000 (2)         41.0               $.25      4/25/98

_______________
Notes:	(1) These warrants were issued in 1990.  In 1995, the exercise price of these warrants was reduced by the Company from $1.00 per share to $.50 per share.
	      (2) No shares of the Company's Common Stock have been reserved for the issue of the shares underlying these warrants.  The exercise of these warrants is contingent upon the approval by the stockholders of the increase of the
Company's authorized shares of Common Stock, par value $.01 per share, from twenty-five million shares to fifty million shares.  See "Certain
Transactions".

              Aggregated Option Exercises in Last Fiscal Year
                     and Fiscal Year End Option Values

     The following table sets forth certain information regarding the exercise of stock Options during the fiscal year ended June 30, 1995 and the fiscal year ended value of unexercised options for the Company's named executive officers.
                                                           Value of
                                                         Unexercised
                               Number of Unexercised     In-the-money
             Shares              Options at Fiscal        Options at
            Acquired    Value        Year-End           Fiscal Year End
               on      Realized   Exercisable/            Exercisable/
Name        Exercise     ($)     Unexercisable(1)       Unexercisable(2)

E.C. Levine    0         $0      540,000/250,000           $9,373/$0
J.P. Nelson    0         $0      430,000/200,000               $0/$0
J.S. Rakoczy   0         $0      190,000/100,000           $3,125/$0

______________
Notes:(1) No shares of the Company's Common Stock have been reserved for the issue of the shares underlying these warrants. The exercise of these warrants is contingent upon the approval by the stockholders of the increase of the Company's authorized shares of Common Stock, par value $.01 per share, from twenty-five million shares to fifty million shares. These warrants are deemed to have no value.
      (2) Calculated based on the excess of the closing market price of the Company's Common Stock as reported on the NASDAQ Stock market on June 30, 1995 ($0.3125) over the option exercise price.

Security Ownership of Certain Beneficial Owners and Management

The following table indicates as of March 1, 1996 the number of shares of the Company's Stock beneficially owned by (i) each Officer and Director, (ii) each 5% stockholder of the Company's Stock known to the Company, and (iii) all Officers and Directors as a group:

Class     Name & Address of          Amount & Nature of         Percent of
          Beneficial Owner          Beneficial Ownership          Class
Common    Edward C. Levine
          450 West 31st Street
          New York, NY 10001          538,826-Direct              2.65%

Common    Jeffrey P. Nelson
          450 West 31st Street
          New York,  NY  10001        100,000-Direct               .49%

Common    Jarema S. Rakoczy
          450 West 31st Street
          New York, NY 10001          126,450-Direct               .62%

Common    All Directors and
          Officers as a group
          (4 persons)                 765,276                     3.76%

                         Certain Transactions

     On May 9, 1995 the Company authorized the issuance of warrants to purchase 150,000 shares of its Common Stock exercisable on or before April 5, 1998 at an exercise price of $.25 per share. Said Warrants will be issued in consideration of services to be rendered to the Corporation by Mr. Augustin by serving as a Director and Treasurer of the Corporation which services will become effective on the date PrimeCare Systems, Inc. the Corporation's wholly owned subsidiary, executes a contract with the Mount Sinai School of Medicine ("MSSM") for the MSSM to update the medical content of the PrimeCare System. Exercise of these warrants by the holders thereof is subject to the occurrence of an increase in the number of the Corporation's authorized shares of Common Stock, par value $.01 per share, from twenty-five million to fifty million.

     On April 25, 1995, for services rendered or to be rendered, the Company authorized the issuance of, and thereafter issued, warrants to purchase shares of its Common Stock. The exercise of these warrants by the holders thereof is subject to a grant of authority by the Stockholders for an increase in the number of the Company's authorized shares of Common Stock, par value $.01 per share, from twenty-five million shares to fifty million shares (see Proposal Two, below), as follows: Edward C. Levine, 250,000 warrants; Jeffrey P.Nelson, 200,000 warrants; and Jarema S. Rakoczy, 100,000 warrants. In addition thereto, the Company extended the date for the exercise of outstanding warrants from November 1995 until November 1997: for Edward C. Levine for 300,000 warrants, for Jeffrey P. Nelson for 250,000 warrants, and for Jarema S. Rakoczy for 150,000 warrants, and changed the exercise price for 60,000 warrants previously issued to Edward C. Levine expiring on June 30, 1997 from $1 per share to $.50 per share.

     On January 4, 1994, for services rendered or to be rendered, the Company authorized the issuance of, and thereafter issued, warrants to purchase shares of its Common Stock as follows: Edward C. Levine, 180,000 warrants; Jeffrey P. Nelson, 180,000 warrants; and Jarema S. Rakoczy, 40,000 warrants; and extended the date for exercise of 60,000 warrants issued to Edward C. Levine from January 1994 until January 1997.


          PROPOSAL TWO: AMENDMENTS TO CERTIFICATE OF INCORPORATION

     The Company is presently authorized to issue 1,000,000 shares of its Preferred Stock, par value $.l0 per share, and to issue 25,000,000 shares of its Common Stock, par value $.0l per share. As of March 8, 1996: 200,000 shares of Preferred Stock were outstanding (comprised of 100,000 shares of Series B Preferred and 100,000 shares of Series E Preferred); 21,460,759 shares of Common Stock were outstanding; and 3,076,000 shares of Common Stock were reserved for future issuance in connection with outstanding warrants. This leaves only 463,241 shares of Common Stock available for issuance to provide additional working capital through the sale of equity interests in the Company, as well as for any other purpose.

     This prompted the Board of Directors to recommend the amendment of Article Fourth of the Company's Certificate of Incorporation to increase the number of authorized shares of its Common Stock whereby the Board would be able to establish and designate the number of shares and relative rights, preferences and limitations, including dividend, redemption, conversion, liquidation and voting rights and similar matters of such Common Stock.

     Other than to provide additional working capital through the sale of equity interests in the Company, and to provide for the issuance of shares of Common Stock upon the exercise of warrants described herein and for the creation of a Series B Common Stock as hereinafter described, the Company has no specific plans for the issuance of additional shares of Common Stock. Such issuance may prove advisable in the future in connection with stock dividends, acquisitions, employee benefit plans or other corporate purposes. Except as may be provided under Delaware law or the rules of any national securities exchange on which shares of Common Stock of the Company are at the time listed, authorized but unissued Common Stock will be issued as determined by the Company's Board without further action by the Stockholders. Such action by the Company's Board without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in acting upon proposed transactions.

     Management has no knowledge of any specific effort by anyone to accumulate the Company's securities or to obtain control of the Company by means of a merger, a tender offer, a solicitation in opposition to management, or otherwise. Therefore Management's recommendation in favor of Proposal Two is not made to thwart any such effort. Nevertheless, the additional shares of Common Stock, for which authorization is sought, would be available for issuance by the Company's Board and, therefore, could be used for purposes that might be deemed to be in defense of a potential takeover threat.

     As of May 16, 1994, the Company acquired PrimeCare Systems, Inc. ("PSI"). In an effort to relate the potential dividends to be paid to the PSI sellers to the earnings of the PSI business segment alone, the parties agreed that the PSI acquisition would be made by the Company's issuance of 100,000 shares of its Series B Preferred Stock. The parties further agreed that, subject to the grant of an authorization by the Company's Stockholders for an increase in the Company's authorized Common Stock, the Company, through its Board, would create a Series B Common Stock, par value $.01 per share, and the PSI sellers would be entitled to convert their shares of Series B Preferred
Stock into fully paid and nonassessable shares of Series B Common Stock. The basis for such conversion would be ten shares of Series B Common Stock for each share of Series B Preferred Stock which is converted. The Series B Common Stock, if authorized, would be a class of Common Stock, par value
$.01 per share, which would have rights pari pasu with the Corporation's Common Stock, except for dividends, which dividends, would be determined on the same basis as is currently provided for the Series B Preferred Stock.
The holders of shares of the Series B Common Stock would have the right to vote for any purpose on the same basis as the holders of the Company's Common Stock. Assuming that all of the Series B Preferred Stock is converted, based upon the Company's Stock currently outstanding, the holders of Series B
Common Stock, as a group, will have 4.4% of the total voting power of the Company's Stock as compared to .46% for the Series B Preferred Stock. As of March 8, 1996, the shares of voting securities of the Company outstanding were: 21,460,759 shares of Common Stock, 100,000 shares of Series B Preferred Stock and 100,000 shares of Series E Preferred Stock, each class of stock having one vote per share, for an aggregate of 21,660,759 votes. Issuance of shares of the Series B Common Stock in exchange for all of the shares of Series B Preferred Stock would increase the total aggregate voting shares to 22,560,759, diluting the current voting power of the Company's Common Stock from 99.08% of the total vote to 95.12% of the total vote; a dilution of 3.96%.

     The Stockholders will be asked to approve the following Resolution:

     RESOLVED, that Article Fourth to the Certificate of Incorporation of the Company is hereby amended in its entirety to read as follows:

     FOURTH: (a) The Company is authorized to issue two classes of shares designated as "Preferred Stock" and as "Common Stock", respectively. The number of shares of Preferred Stock authorized to be issued is 1,000,000 and the number of shares of Common Stock authorized to be issued is 50,000,000.

             (b) There may be more than one series of either or both of the Preferred Stock and/or the Common Stock; the Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to, or imposed upon, a wholly unissued class of Preferred Stock and/or a wholly unissued class of Common Stock.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Commpany's Stock, in person or represented by Proxy and entitled to vote at the Annual Meeting, is required for the adoption of Proposal Two.

     THE MEMBERS OF THE BOARD OF DIRECTORS HAVE A CONFLICT OF INTEREST IN RECOMMENDING STOCKHOLDER APPROVAL OF THIS AMENDMENT IN SO FAR AS EACH DIRECTOR HAS BEEN ISSUED OR WILL BE ISSUED WARRANTS THE EXERCISE OF WHICH IS
CONTINGENT ON APPROVAL OF THE INCREASE IN THE NUMBER OF THE COMPANY'S AUTHORIZED COMMON SHARES (SEE NOTE 1 TO AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, PAGE 4 AND CERTAIN TRANSACTIONS, PAGE 5).

     The Board recommends a vote FOR this proposal.


                  PROPOSAL THREE: RATIFICATION OF AUDITORS

     The firm of Dalessio, Millner & Leben has been appointed by management to be engaged as independent auditors to the Company. Dalessio, Millner & Leben has served as the Company's auditors since 1991. It is the intention of the persons named as Proxies in the enclosed form of Proxy to vote all duly executed Proxies for the appointment of Dalessio, Millner & Leben as auditors for the current fiscal year, unless the Proxy has been voted against appointment. If the appointment of Dalessio, Millner & Leben is not approved, or if that firm shall decline to act as the Company's auditors, or their employment is otherwise discontinued, the Board will appoint other independent auditors. Representatives of Dalessio, Millner & Leben are not expected to be present at the Annual Meeting, and therefore will not be available to answer questions.

     The Board recommends a vote FOR this proposal.


                           OTHER MATTERS

The Board of the Company knows of no other business constituting a proper subject for action by Stockholders which will be presented for consideration at the Annual Meeting, other than the business set forth in this Proxy Statement. However, should any other business come before the meeting, the persons named as Proxies will vote in accordance with their best judgment.

     Proposals of Stockholders intended to be presented to the 1996 Annual Meeting of Stockholders must be received by the Secretary of the Company on or before August 29, 1996 to be considered for inclusion in the Proxy materials for that meeting. In addition, the By-laws of the Company contain requirements relating to the timing and content of the notice which Stockholders must provide to the Secretary of the Company for any matter to be properly presented at a Stockholders meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS
New York, New York
March 12, 1996


                           OCG TECHNOLOGY, INC.
               Proxy for Annual Meeting of Stockholders
        (This Proxy is solicited on behalf of the Board of Directors)

   The undersigned hereby appoints Edward C. Levine, Wynne B. Stern, Jr.,
W. Jordan Fitzhugh, severally, Proxies, with power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders to be held at the Holiday Inn Coliseum Hotel & Conference Center, 1815-W Mercury Blvd., Hampton, VA 23606, on Wednesday, May 1, 1996, at 10:00 A.M. and at any adjournment thereof.

   1. The election of Directors:
         FOR all nominees listed (except as written below) [ ]
         WITHHOLD AUTHORITY to vote for all nominees       [ ]

Edward C. Levine, Jeffrey P. Nelson, Jarema S. Rakoczy, Erich W. Augustin

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

____________________________________________________________________________

   2. To amend the Certificate of Incorporation to increase the number of shares of Common Stock, par value $.01 per share from 25,000,000 shares to 50,000,000 shares.
       FOR [ ]            AGAINST [ ]            ABSTAIN [ ]

   3. To ratify the appointment of Dalessio, Millner & Leben as auditors for the current fiscal year.
       FOR [ ]            AGAINST [ ]            ABSTAIN [ ]

   Any such other business as may properly come before said meeting, hereby revoking any prior proxy or proxies.
                               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



         THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS IN THIS PROXY. IF NOT OTHERWISE SPECIFIED, THIS PROXY IS TO BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS PROPOSED IN
ITEM I AND IN FAVOR OF ITEMS 2 AND 3.

                                  Dated:...................................


                                  Signed:..................................

                                         ..................................
                                  Executors, administrators, trustees, etc.
                                  should give full title. For joint accounts, each owner should sign. For corporate signatures, seal should he affixed.


    PLEASE RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.